McKesson Tax Receivable Agreement	12 Months Ended
Mar. 31, 2019
Text Block [Abstract]
McKesson Tax Receivable Agreement
9.	McKesson Tax Receivable Agreement

In connection with the closing of the Joint Venture Transactions, the Joint Venture, the McK Members, McKesson and the Company entered into a tax receivable agreement (the “McKesson Tax Receivable Agreement”). The McKesson Tax Receivable Agreement generally provides for the payment by the Joint Venture to one of the McK Members and its permitted assigns of 85% of the net cash tax savings realized (or, in certain circumstances, deemed to be realized) by the Company in periods ending on or after the date on which McKesson ceases to own at least 20% of the LLC Units as a result of (i) certain amortizable tax basis in assets transferred to the Joint Venture at the closing of the Joint Venture Transactions and (ii) imputed interest deductions and certain other tax attributes arising from payments under the McKesson Tax Receivable Agreement. Additionally, upon the occurrence of the first exchange of LLC Units by McKesson (or its permitted transferees), if any, the Company has agreed to enter into an additional tax receivable agreement with the McK Members, pursuant to which the Company would be required to pay to the relevant McK Member 85% of the net cash tax savings, if any, arising from the Company’s utilization of (i) certain tax basis increases resulting from the relevant exchange and payments under such additional tax receivable agreement and (ii) imputed interest deductions. We may also be required to enter into and make payments under an additional tax receivable agreement with McKesson in certain circumstances.

Because payments under the McKesson Tax Receivable Agreement are contingent upon McKesson’s ceasing to own at least 20% of the Company and such an event was not probable at the inception of the McKesson Tax Receivable Agreement or as of March 31, 2019, no related obligation has been reflected on the accompanying consolidated balance sheets.